CHOICE HOTELS INTERNATIONAL®

SLEEP
QUALITY INN
EconoLodge

CHOICE HOTELS INVESTOR PRESENTATION

Investor Presentation March 2010 Exhibit 99.1

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

DISCLAIMER
Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the federal securities laws. Generally, our use of words such as “expect,” “estimate,” “believe,”
“anticipate,” “will,” “forecast,” “plan,” “project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Such forward-
looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections for the company’s revenue, earnings and other financial and operational measures, company debt levels, payment of stock dividends, and future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-
looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotel rooms; and our ability to manage effectively our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission on March 1, 2010. We
undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

CHOICE HOTELS OVERVIEW
Leading gainer of US hotel market share*
– 9.6% share of branded US hotels (+160
basis points over trailing 5 years)*
– 2nd largest U.S. hotelier
65+ year-old hotel distribution company
with well-known, diversified brands
suitable for various stages of hotel life
cycle
Core competencies and services drive
demand for our brands and deliver
business for our franchisees
Global pipeline of 843 hotels under
construction, awaiting conversion or
approved for development.
Source: Choice Internal Data, December 31, 2009
* Based on number of hotels as of December 31, 2009 (Smith Travel Research)
Fee-for-service business model
Predictable, profitable, long-term growth
in a variety of lodging and economic
environments
Cumulative free cash flows of more than
$1 billion since 1997
– >99% returned to shareholders through
share repurchases and dividends
Capital “light” model generates strong
after-tax returns on invested capital
Long-term franchise contracts and scale
represent barriers to entry
Strong, Growing, Global Hotel
Franchising Business
Highly Attractive Business Model
With Strong Financial Returns

CHOICE HOTELS INVESTOR PRESENTATION

Δ
Market Share %

CHOICE HOTELS INTERNATIONAL

0
2
4
6
8
10
12
14
Wyndham Choice IHG Hilton Marriott Best Western Accor Carlson Starwood Hyatt
2004 2005 2006 2007 2008 2009
ONE OF THE LARGEST HOTELIERS
Source: Smith Travel Research, December 31, 2009
Market
Share %
11.4%       9.6%      6.0%       5.9%         5.5%         3.9%      2.0%       1.2%        0.9%    0.6%
5 yr. bps
(04-09)
-30         +160
+80
+150        +100           -50
-70          +10
+20        -80
Leading Gainer of Market Share (% of Hotels Open in U.S.)

CHOICE HOTELS INVESTOR PRESENTATION

Estimated Per Room Investment*

CHOICE HOTELS INTERNATIONAL

* Excludes cost of land; based on average domestic per-room investment.
Conversion
$45,000+
$105,000+
$50
$70
$100+
Targeted Average Daily Rate
$85
FAMILY OF WELL-KNOWN AND
DIVERSIFIED BRANDS
New Construction
Source: Choice Internal Data, April 2009

CHOICE HOTELS INVESTOR PRESENTATION

New Construction Pipeline Rooms (000's)

60
129
63
113
78
143
106
260
130
259
176
416
173
319
73
166
2002
2003
2004
2005
2006
2007
2008
2009
Construction Starts
New Project Announcements

U.S. Lodging Industry Change in Room Supply (YOY %)*

20-Year Average, 2.0%
1.6%
1.0%
0.4%
-0.1%
0.2%
1.3%
2.6%
3.2%
1.8%
1.0%
2002
2003
2004
2005
2006
2007
2008
2009
2010P
2011P

CHOICE HOTELS INTERNATIONAL

CHALLENGING NEAR-TERM ENVIRONMENT FOR
NEW CONSTRUCTION HOTEL DEVELOPMENT
0%
Sources: Lodging Econometrics (Q4 2009),Smith Travel Research, December 2009
*2009 - 2010 supply growth projections are averages based on STR and PwC forecasts

CHOICE HOTELS INVESTOR PRESENTATION

Domestic Hotels

1,728
1,697
1,447
763
621
608
462
392
Holiday Inn Express
Hampton Inn / Inn & Suites
Comfort INN
La Quinta Inn / Inn & Suites
Fairfield Inn
Comfort SUITES
Country Inn & Suites
SLEEP INN

CHOICE HOTELS INTERNATIONAL

7 Source: Smith Travel Research, Choice Internal Data, December 31, 2009 STRONG LIMITED SERVICE NEW CONSTRUCTION BRANDS POSITIONED WELL FOR LONG-TERM GROWTH

CHOICE HOTELS INVESTOR PRESENTATION

2,016
1,890
1,728
1,697
1,684
980
979
792
763
744
743
621
551
372
363
349
347
325
299
172
QUALITY
EconoLodge
RODEWAY INN
Clarion

CHOICE HOTELS INTERNATIONAL

Source: Smith Travel Research, Choice Internal Data, December 31, 2009
SIGNIFICANT GROWTH OPPORTUNITIES REMAIN IN
LARGE CONVERSION MARKET
Chart does not include
17,000+ independent hotels
in budget, economy and
mid-scale segments
Domestic Hotels
Hampton Inn/
Hampton Inn
& Suites
Holiday Inn
Express
Days Inn
Motel 6
America’s Best
Value Inn
Holiday
Inn/Holiday Inn
Select
La Quinta
Inn/La Quinta
Inn & Suites
Fairfield
Inn
Ramada/Ramada
Limited
Travelodge
Red
Roof
Inn
Howard
Johnson
Knight’s
Inn
Microtel
Best
Western
Super 8

CHOICE HOTELS INVESTOR PRESENTATION

41
181
134
123
63
25
37
32
47
38
Cambria Suites
Ascend Collection
Comfort Suites
Comfort Inn
Sleep Inn
Quality
Clarion
MainStay Suites
Suburban
Econo Lodge
Rodeway Inn

CHOICE HOTELS INTERNATIONAL

9 DOMESTIC PIPELINE OF 727 HOTELS Mid-scale Extended Stay Economy Upscale Source: Choice Internal Data, December 31, 2009 New Construction Conversion 6

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

281 hotels
Canada
18 hotels
Mexico
236 hotels
Continental
Europe, UK
& Ireland
161 hotels
Scandinavia
54 hotels
Brazil
52 hotels
Japan
3 hotels
China
1 hotel
Malaysia
1 hotel
Lebanon
28 hotels
India
1,115 properties in
more than 30
countries and
territories on 5
continents.
Multi-year investments
in IT and marketing
planned to enhance
value proposition for
international hotels.
Significant long-term
growth opportunity in
underrepresented
regions/countries.
Source: Choice Internal Data, December  31, 2009
STRONG PRESENCE IN MAJOR
TRAVEL MARKETS OUTSIDE OF THE U.S.
13 hotels
Central
America
1 hotel
Singapore
266 hotels
Australia,
New Zealand
& Papa New
Guinea

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS
INTERNATIONAL

SERVICES LIFECYCLE IMPROVES
BRANDS AND PROPERTY PERFORMANCE
FRANCHISED FRANCHISED
PROPERTIES PROPERTIES
RETURN ON RETURN ON
INVESTMENT INVESTMENT
Brand Planning
and Management
• Targeted, differentiated
programs, amenities and
services for each brand
Brand Performance
• Revenue and guest service
consulting
• Inventory and rate
management
• Local sales and marketing
• Independent third-party quality
assurance
Training
• On-site
• Regional
• Web-based
• GM Certification
Opening Services
• Ensure hotels open
successfully and meet or
exceed brand standards
Portfolio
Management
• Repositioning
• Relicensing
• Termination
Procurement
Services
• Value-engineered
prototypes and
design packages
• Negotiated vendor
relationships

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

MARKETING AND CENTRAL RESERVATION SYSTEM
LEVERAGES SIZE, SCALE AND DISTRIBUTION
$300-plus million in annual marketing and reservation system fees
Leverage expertise and innovation in on-line, targeted interactive marketing to influence guest hotel stay decisions
Powerful advertising campaigns
Focus on driving guests to Choice central channels
Facilitate “one-stop” shopping
Strong and growing global loyalty program
Increasing brand awareness
Source: Choice Internal Data, December 2009

CHOICE HOTELS INVESTOR PRESENTATION

N/A
N/A
N/A
N/A
N/A

CHOICE HOTELS INTERNATIONAL

STRONG AND GROWING AIDED
BRAND AWARENESS
98
77
43
87
72
14
99
90
59
88
80
95
57
26
14
19
43
Comfort
Inn
Comfort
Suites
Sleep Inn Quality Clarion Econo
Lodge*
Rodeway MainStay
Inn*
Suburban
Extended
Stay*
Cambria
Suites
Choice
Hotels
2001 2009
Source: Percentage of survey respondents. Millward Brown, December 2009.
*Econo Lodge, Rodeway Inn and Suburban Extended Stay, December 2008.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICEprivileges®

REWARDS PROGRAM

8.3%
10.0%
12.2%
15.3%
16.2%
17.9%
20.3%
22.0%
25.6%
2001
2002
2003
2004
2005
2006
2007
2008
2009

CHOICE HOTELS INTERNATIONAL

STRONG, GROWING LOYALTY PROGRAM
Comprehensive loyalty rewards program
More than 9.5 million members worldwide – contribute
over ¼ of domestic gross room revenues
2.0 million new members added in 2009
Delivers incremental business to all Choice brand hotels
Important selling point for franchise sales
Source: Choice Internal Data, December 31, 2009
Choice Privileges Revenue as Percent
of Domestic Gross Room Revenues*
* 2001-2008 Data Excludes Econo Lodge and Rodeway Inn brands

CHOICE HOTELS INVESTOR PRESENTATION

≈

$ in Millions
$1,800
$1,600
$1,400
$1,200
$1,000
2005
2006
2007
2008
2009
$1,161
$1,410

CHOICE HOTELS INTERNATIONAL

CENTRAL RESERVATIONS SYSTEM (“CRS”) DELIVERY
PUTS “HEADS IN BEDS”
All
Hotel Direct
Reservation
Choice Central
Reservation
Contribution
1/3
Domestic Franchise System
Gross Room Revenue Source
Domestic Choice CRS
Net Room Revenue
Source: Choice Internal Data, December 2009

CHOICE HOTELS INVESTOR PRESENTATION

63%
47%
35%
25%
18%
13%
2005
2006
2007
2008
2009
Internet
Voice
Travel Agent (GDS)

CHOICE HOTELS INTERNATIONAL

Central Channel ADR
“Premium”
Source: Choice Internal Data, December, 2009
Domestic Choice CRS
Net Channel Share
2005 2006 2007 2008 2009
Systemwide Call Center choicehotels.com
$66.11
CENTRAL RESERVATIONS BOOKINGS CREATE
SIGNIFICANT VALUE FOR FRANCHISEES
$71.59
$73.35
$70.71
$
73.32
$
79.50

CHOICE HOTELS INVESTOR PRESENTATION

10.0
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
Financial Markets/ Housing Crisis Recession
IND. REVPAR
1990 +2.0%
1991 - 2.5%
1992 +2.5%
CHH REVPAR
1990 +1.7%
1991 - 2.7%
1992 +1.4%
IND. REVPAR
2001 -7.0%
2002 -2.7%
2003 +0.3%
CHH REVPAR
2001 -2.4%
2002 -3.8%
2003 -0.8%
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009F
2010 F
GDP
Demand
Supply
Unemployment

CHOICE HOTELS INTERNATIONAL

17 LODGING DOWNCYCLE TRENDS 9/11 Recession Gulf war Recession Source: Blue Chip Economic Indicators (2/10), Smith Travel Research, Choice Internal Data

CHOICE HOTELS INVESTOR PRESENTATION

184
134
318
174
124
298
116
184
300
63
241
304
128
342
470
182
370
552
237
402
639
288
432
720
327
443
770
261
437
698
56
313
369
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
New Construction
Conversion
Total

CHOICE HOTELS INTERNATIONAL

18 Source: Choice Internal Data, December 31, 2009 CONVERSION BRAND FRANCHISE SALES OPPORTUNITY IN SOFT NEW CONSTRUCTION ENVIRONMENT

CHOICE HOTELS INVESTOR PRESENTATION

5-year trend
10-year trend
5-year trend
10-year trend

CHOICE HOTELS INTERNATIONAL

258 266 271 282 294 310 329 339 354 374 389
19992000200120022003200420052006200720082009
3,123 3,244 3,327 3,482 3,636 3,834 4,048 4,211 4,445 4,716 4,906
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
STRONG, STEADY FRANCHISE
SYSTEM GROWTH
Domestic Hotels On-Line Domestic Rooms On-Line
(in thousands)
Source: Choice Internal Data, December 2009
CAGR = 4.6%
CAGR = 5.1%
CAGR = 4.2%
CAGR = 4.6%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUE STREAM LESS
VOLATILE THAN REVPAR
$0
$50
$100
$150
$200
$250
$300
$350
-17%
-12%
-7%
-2%
3%
8%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
CHH RevPAR STR Chain Scale (Supply Weighted) Industry RevPAR Franchising Revenue
Source: Smith Travel Research, Choice Internal Data, December 2009
($ in millions)

CHOICE HOTELS INVESTOR PRESENTATION

$ in billions
$ in millions

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA LESS VOLATILE
THAN INDUSTRY PROFITABILITY
Source: Smith Travel Research, Choice Internal Data, December 2009
0
50
100
150
200
250
0
5
10
15
20
25
30
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Industry Profits Adjusted EBITDA

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

CAPITAL “LIGHT” MODEL GENERATES
STRONG RETURNS ON INVESTED CAPITAL
15.2%
16.1%
14.7%
19.5%
27.6%
36.7%
49.7%
62.9%
78.5%
68.8%
59.5%
48.1%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Source: Choice Internal Data, December 2009
After-Tax Return On Invested Capital

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

TRACK RECORD OF STRONG
EARNINGS PER SHARE PERFORMANCE
$0.40
$0.51 $0.51
$0.58
$0.76
$0.93
$1.07
$1.25
$1.48
$1.73
$1.73
$1.68
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Source: Choice Internal Data, December 2009, Per Share Amounts Retroactively Adjusted For 2005 Stock Split
Adjusted Diluted Earnings Per Share
Note: See appendix for reconciliation of adjusted diluted earnings per share to diluted earnings per share. To improve comparability certain employee severance amounts included in the determination of adjusted diluted earnings per share in this presentation for 2009, 2008 and 2007 differ from amounts reported in
Exhibits 8 of our February 11, 2010 and February 10, 2009 earnings announcements.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

-
2.1
7.9 7.2 24.0 10.8 5.7 6.4
4.9
3.2
1.6
2.2
10.3 x
10.2 x
14.8 x
20.3 x
17.0 x
14.9 x
11.0 x
11.9 x
10.2 x
8.6 x
11.3 x
11.9 x
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Millions of Shares Repurchased Avg. TEV/EBITDA
Source: Capital IQ, December 29, 2009, Choice Internal Data, December 31, 2009. Share amounts for 2005 and prior years retroactively adjusted for 2005 two-for-one stock split
Remaining authority on current authorization –
3.6 million shares as of March 1, 2010
OPPORTUNISTIC SHARE REPURCHASES KEY
PART OF CAPITAL ALLOCATION STRATEGY

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

2.3%
0.0% 0.0% 0.0%
2.9%
0.6%
0.0% 0.0%
0.5%
2.12%
Choice
Great
Wolf
Wyndham
Gaylord Hyatt
Orient-Express
Starwood
Red Lion
Marriott
Source: Bloomberg Financial, February 26, 2010
HIGH CASH DIVIDEND YIELD COMPARED
TO OTHER LODGING C-CORPS
IHG

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

STRONG CREDIT POSITION
Investment grade credit rating
– Moody’s Baa3
– Standard & Poor’s BBB
Strong liquidity position
– $350 million committed revolver matures June 2011
– No debt maturities until 2011
Substantial financial flexibility
Minimal contingent liability exposure
Source: Choice Internal Data, December 2009

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

STRATEGY FOR CHOICE’S BRANDS, GROWTH AND
SHAREHOLDERS
Grow and Improve Brands
Continue progress toward long-term goal of domestic market share leadership
Increase portfolio profitability of the Comfort brand family
Refresh Sleep Inn to improve long-term brand growth potential
Invest in and expand emerging brands/segments – Cambria, Ascend, Extended Stay, International
Enhance Reservations Delivery
Grow Choice Privileges loyalty program – target +2.5 million new members in 2010
Enhance global sales strategy
Deploy revenue management tools designed to improve franchise performance
Allocate Free Cash Flows To “Best And Highest” Use
Continue shareholder-friendly capital allocation policies
Leverage financial capacity/strength to support expansion of emerging brands
Evaluate opportunities to enter new segments
Invest in IT infrastructure to shore up value proposition for international properties.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

28 Appendix Reconciliation of Non-GAAP Financial Measurements to GAAP

DISCLAIMER
Adjusted franchising margins, adjusted earnings before interest, taxes depreciation and amortization (EBITDA), adjusted net income, adjusted diluted earnings per share (EPS), franchising revenues, net operating profit after tax (NOPAT), return on average invested capital (ROIC) and free cash flows are non-GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States
(GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities. The calculation of these non-
GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS
Source: Choice Internal Data, December 2009
Note: To improve comparability certain employee severance amounts included in the determination of adjusted franchising margins in this presentation for 2009, 2008 and 2007 differ from amounts reported in exhibits 8 of our February 11, 2010 and February 10, 2009 earnings announcements.
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2009 2008 2007 2006 2005 2004 2003
Total Revenues 564,178 $     641,680 $     615,494 $     539,903 $     472,098 $     428,208 $     385,866 $
Adjustments:
Marketing and Reservation  (305,379) (336,477) (316,827) (273,267) (237,822) (220,732) (195,219)
Product Sales - - - - - - -
Hotel Operations (4,140) (4,936) (4,692) (4,505) (4,293) (3,729) (3,565)
Franchising Revenues 254,659 $     300,267 $     293,975 $     262,131 $     229,983 $     203,747 $     187,082 $
Operating Income 148,073 $     174,596 $     185,199 $     166,625 $     143,750 $     124,983 $     113,946 $
Adjustments
Hotel Operations (987) (1,502) (1,451) (1,311) (1,068) (725) (842)
Acceleration of Management Succession Plan - 6,605 - - - - -
Executive Termination Benefits 3,321 - 3,690 - - - -
Curtailment of SERP 1,209 - - - - - -
Loss on Sublease of Office Space 1,503 - - - - - -
Loan Reserves Related to Impaired Notes Receivable
- 7,555 - - - - -
Product Sales - - - - - - -
Impairment of Friendly Investment - - - - - - -
Net 153,119 $     187,254 $     187,438 $     165,314 $     142,682 $     124,258 $     113,104 $
Adjusted Franchising Margin 60.1% 62.4% 63.8% 63.1% 62.0% 61.0% 60.5%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS
(CONTINUED)
Source: Choice Internal Data, December 2009
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
2002 2001 2000 1999 1998 1997
Total Revenues 365,562 $       341,428 $       352,841 $               324,203 $               165,474 $               175,416 $
Adjustments:
     Marketing and Reservation  (190,145)         (168,170)         (185,367)                 (162,603)                -                           -
     Product Sales -                   -                   -                           (3,871)                     (20,748)                    (23,806)
     Hotel Operations (3,331)             (3,215)             (1,249)                      -                          (1,098)                      (17,303)
Franchising Revenues 172,086 $       170,043 $       166,225 $               157,729 $               143,628 $               134,307 $
Operating Income 104,700 $       73,577 $         92,427 $                  94,170 $                  85,151 $                  77,068 $
Adjustments
     Hotel Operations (385)                (714)                (640)                         -                          35                            (1,679)
     Acceleration of Management Succession Plan -                   -                   -                           -                          -                           -
     Executive Termination Benefits -                   -                   -                           -                          -                           -
     Loan Reserves Related to Impaired Notes Receivable -                   -                   -                           -                          -                           -
     Product Sales -                   -                   -                           12                            (1,216)                      (1,037)
     Impairment of Friendly Investment -                   22,713            -                           -                          -                           -
Net 104,315 $       95,576 $         91,787 $                  94,182 $                  83,970 $                  74,352 $
Adjusted Franchising Margin 60.6% 56.2% 55.2% 59.7% 58.5% 55.4%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

RETURN ON INVESTED CAPITAL
Source: Choice Internal Data, December 2009
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Year Ended Year Ended Year Ended Year Ended Year Ended
($ in millions) December 31, December 31, December 31, December 31, December 31,
1998 1999 2000 2001 2002
Operating Income (a) $85.2 $94.2 $92.4 $96.3 $104.7
Tax Rate(a) 41.7% 39.5% 39.0% 35.0% 36.5%
After-Tax Operating Income 49.7 57.0 56.4 62.6 66.5
+ Depreciation & Amortization 6.7 7.7 11.6 12.5 11.3
- Maintenance CAPEX 6.7 7.7 11.6 12.5 11.3
Net Op. Profit After-tax (NOPAT) $49.7 $57.0 $56.4 $62.6 $66.5
Total Assets 398.2 464.7 484.1 321.2 316.8
- Current Liabilities 64.7 88.7 93.8 71.2 84.3
Invested Capital 333.6 375.9 390.3 250.0 232.5
Return on Average Invested Capital 15.2% 16.1% 14.7% 19.5% 27.6%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

RETURN ON INVESTED CAPITAL
(CONTINUED)
Source: Choice Internal Data, December 2009
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in millions) December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2003 2004 2005 2006 2007 2008 2009
Operating Income (a) $113.9 $125.0 $143.8 $166.6 $185.2 $174.6 $148.1
Tax Rate(a) 36.1% 35.1% 33.0% 27.4% 36.0% 36.3% 34.8%
After-Tax Operating Income 72.8 81.1 96.3 121.0 118.5 111.2 96.6
+ Depreciation & Amortization 11.2 9.9 9.1 9.7 8.6 8.2 8.3
- Maintenance CAPEX 11.2 9.9 9.1 9.7 8.6 8.2 8.3
Net Op. Profit After-tax (NOPAT) $72.8 $81.1 $96.3 $121.0 $118.5 $111.2 $96.6
Total Assets 267.3 263.4 265.3 303.3 328.4 328.2 340.0
- Current Liabilities 102.2 102.1 120.3 139.8 147.5 135.1 131.8
Invested Capital 165.1 161.3 145.0 163.5 180.9 193.1 208.2
Return on Average Invested Capital 36.7% 49.7% 62.9% 78.5% 68.8% 59.5% 48.1%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FREE CASH FLOWS
Source: Choice Internal Data, December 2009
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2009 2008 2007 2006 2005 2004
Net Cash Provided by Operating Activities 112,216 $             104,399 $          145,666 $        153,680 $        133,588 $        108,908 $
Net Cash Provided (Used) by Investing Activities (3,349)                  (20,265)              (21,284)           (17,244)            (24,531)            (14,544)
Free Cash Flows 108,867 $             84,134 $            124,382 $        136,436 $        109,057 $        94,364 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FREE CASH FLOWS (continued)
Source: Choice Internal Data, December 2009
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2003 2002 2001 2000 1999 1998
Net Cash Provided by Operating Activities 115,304 $         99,018 $           101,712 $         53,879 $           65,040 $           38,952 $
Net Cash Provided (Used) by Investing Activities 27,784              (14,683)             87,738              (16,617)             (36,031)             (9,056)
Free Cash Flows 143,088 $         84,335 $           189,450 $         37,262 $           29,009 $           29,896 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA
Source: Choice Internal Data, December 2009
Note: To improve comparability certain employee severance amounts included in the determination of adjusted EBITDA in this presentation for 2009, 2008 and 2007 differ from amounts reported in exhibits 8 of our February 11, 2010 and February 10, 2009 earnings announcements.
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) December 31, December 31, December 31, December 31, December 31, December 31,
2009 2008 2007 2006 2005 2004
Operating Income 148,073 $      174,596 $      185,199 $      166,625 $      143,750 $      124,983 $
Adjustments
Acceleration of Management Succession Plan -                 6,605             -                 -                 -                 -
Loss on Sublease of Office Space 1,503             -                 -                 -                 -                 -
Executive Termination Benefits 3,321             -                 3,690             -                 -                 -
Curtailment of SERP 1,209             -                 -                 -                 -                 -
Loan Reserves Related to Impaired Notes Receivable -                 7,555             -                 -                 -                 -
Product Sales -                 -                 -                 -                 -                 -
Impairment of Friendly investment -                 -                 -                 -                 -                 -
Depreciation and Amortization 8,336             8,184             8,637             9,705             9,051             9,947
Adjusted EBITDA 162,442 $      196,940 $      197,526 $      176,330 $      152,801 $      134,930 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA (CONTINUED)
Source: Choice Internal Data, December 2009
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands)
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2003 2002 2001 2000 1999 1998 1997
Operating Income 113,946 $       104,700 $       73,577 $         92,427 $         94,170 $         85,151 $         77,068 $
Adjustments
Acceleration of Management Succession Plan -                 -                 -                 -                 -                 -                 -
Loss on Sublease of Office Space -                 -                 -                 -                 -                 -                 -
Executive Termination Benefits -                 -                 -                 -                 -                 -                 -
Curtailment of SERP -                 -                 -                 -                 -                 -                 -
Loan Reserves Related to Impaired Notes Receivable -                 -                 -                 -                 -                 -                 -
Product Sales -                 -                 -                 -                 12                  (1,216)            (1,037)
Impairment of Friendly investment -                 -                 22,713            -                 -                 -                 -
Depreciation and Amortization 11,225            11,251            12,452            11,623            7,687              6,710              9,173
Adjusted EBITDA 125,171 $       115,951 $       108,742 $       104,050 $       101,869 $       90,645 $         85,204 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE
Source: Choice Internal Data, December 2009
Note: To improve comparability certain employee severance amounts included in the determination of adjusted diluted earnings per share in this presentation for 2009 2008 and 2007 differ from amounts reported in exhibits 8 of our February 11, 2010 and February 10, 2009 earnings announcements.
Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts) 2009 2008 2007 2006 2005
Net Income 98,250 $                         100,211 $                       111,301 $                       112,787 $                       87,565 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes -                                   -                                   -                                   217                                  -
Acceleration of Management Sucession Plan, Net of Taxes -                                   4,135                               -                                   -                                   -
Executive Termination Benefits, Net of Taxes 2,079                               -                                   2,310                               -                                   -
Loss on Sublease of Office Space, Net of Taxes 941                                  -                                   -                                   -                                   -
Curtailment of SERP, Net of Taxes 757                                  -                                   -                                   -                                   -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                                   4,729                               -                                   -                                   -
Resolution of Provisions for Income Tax Contingencies -                                   -                                   -                                   (12,791)                           (4,855)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                                   -                                   -                                   -                                   1,192
Loss(Gain) on Sunburst Note Transactions, Net of Taxes -                                   -                                   -                                   -                                   -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes -                                   -                                   -                                   -                                   -
Adjusted Net Income 102,027 $                       109,075 $                       113,611 $                       100,213 $                       83,902 $
Weighted Average Shares Outstanding-Diluted 60,224                            62,994                            65,766                            67,490                            66,759
Diluted Earnings Per Share 1.63 $                              1.59 $                              1.69 $                              1.67 $                              1.31 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes -                                   -                                   -                                   -                                   -
Acceleration of Management Sucession Plan, Net of Taxes -                                   0.07                                 -                                   -                                   -
Executive Termination Benefits, Net of Taxes 0.02                                 -                                   0.04                                 -                                   -
Loss on Sublease of Office Space, Net of Taxes 0.02                                 -                                   -                                   -                                   -
Curtailment of SERP, Net of Taxes 0.01                                 -                                   -                                   -                                   -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                                   0.07                                 -                                   -                                   -
Resolution of Provisions for Income Tax Contingencies -                                   -                                   -                                   (0.19)                                (0.08)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                                   -                                   -                                   -                                   0.02
Loss(Gain) on Sunburst Note Transactions, Net of Taxes -                                   -                                   -                                   -                                   -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes -                                   -                                   -                                   -                                   -
Adjusted Diluted Earnings Per Share (EPS) 1.68 $                              1.73 $                              1.73 $                              1.48 $                              1.25 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE
(CONTINUED)
Source: Choice Internal Data, December 2009
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts)
2004 2003 2002 2001 2000 1999 1998
Net Income 74,345 $                         71,863 $                         60,844 $                         14,327 $                         42,445 $                         57,155 $                         55,305 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes 433                                 -                                  -                                  -                                  -                                      -                                      (7,232)
Acceleration of Management Sucession Plan, Net of Taxes -                                  -                                  -                                  -                                  -                                      -                                      -
Executive Termination Benefits, Net of Taxes -                                  -                                  -                                  -                                  -                                      -                                      -
Loss on Sublease of Office Space, Net of Taxes -                                  -                                  -                                  -                                  -                                      -                                      -
Curtailment of SERP, Net of Taxes -                                  -                                  -                                  -                                  -                                      -                                      -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                                  -                                  -                                  -                                  -                                      -                                      -
Resolution of Provisions for Income Tax Contingencies (1,182)                             -                                  -                                  -                                  -                                      -                                      -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                                  -                                  -                                  -                                  -                                      -                                      -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes -                                  (3,383)                             -                                  -                                  4,721                              -                                      -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes -                                  -                                  -                                  37,166                            7,532                              -                                      -
Adjusted Net Income 73,596 $                         68,480 $                         60,844 $                         51,493 $                         54,698 $                         57,155 $                         48,073 $
Weighted Average Shares Outstanding-Diluted 69,000                            73,349                            80,114                            89,144                            106,506                          111,334                          119,096
Diluted Earnings Per Share 1.08 $                             0.98 $                             0.76 $                             0.16 $                             0.40 $                             0.51 $                             0.46 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes 0.01                                -                                  -                                  -                                  -                                  -                                  (0.06)
Acceleration of Management Sucession Plan, Net of Taxes -                                  -                                  -                                  -                                  -                                  -                                  -
Executive Termination Benefits, Net of Taxes -                                  -                                  -                                  -                                  -                                  -                                  -
Loss on Sublease of Office Space, Net of Taxes -                                  -                                  -                                  -                                  -                                  -                                  -
Curtailment of SERP, Net of Taxes -                                  -                                  -                                  -                                  -                                  -                                  -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                                  -                                  -                                  -                                  -                                  -                                  -
Resolution of Provisions for Income Tax Contingencies (0.02)                               -                                  -                                  -                                  -                                  -                                  -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation
-                                  -                                  -                                  -                                  -                                  -                                  -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes
-                                  (0.05)                               -                                  -                                  0.04                                -                                  -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes -                                  -                                  -                                  0.42                                0.07                                -                                  -
Adjusted Diluted Earnings Per Share (EPS) 1.07 $                             0.93 $                             0.76 $                             0.58 $                             0.51 $                             0.51 $                             0.40 $